Exhibit 99.1

American Railcar Industries, Inc. October 2010

Forward Looking Disclaimer Agile Responsive Innovative Safe Harbor Statement This presentation contains statements relating to our expected financial performance and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding our strategic objectives and long-term strategies, statements regarding our joint ventures, statements regarding potential improvements in the railcar industry, the potential for increased order activity, anticipated future production rates and any implication that the Company's backlog may be indicative of future sales. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by our forward-looking statements. Other potential risks and uncertainties include, among other things: the impact of the current economic downturn, adverse market conditions and restricted credit markets, and the impact of the continuation of these conditions; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; the health of and prospects for the overall railcar industry; our prospects in light of the cyclical nature of the railcar manufacturing business and the current economic environment; anticipated trends relating to our shipments, revenues, financial condition or results of operations; our ability to manage overhead and production slowdowns; the highly competitive nature of the railcar manufacturing industry; fluctuating costs of raw materials, including steel and railcar components and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials the Company uses in railcar manufacturing; anticipated production schedules for our products and the anticipated financing needs, construction and production schedules of our joint ventures; risks associated with potential joint ventures or potential acquisitions; the international economic and political risks related to our joint ventures' current and potential international operations; the risk of lack of acceptance of our new railcar offerings by our customers; the sufficiency of our liquidity and capital resources; the conversion of our railcar backlog into revenues; compliance with covenants contained in our unsecured senior notes; the impact and anticipated benefits of any acquisitions we may complete; the impact and costs and expenses of any litigation we may be subject to now or in the future; the ongoing benefits and risks related to our relationship with Mr. Carl C. Icahn (the chairman of our board of directors and, through his holdings of Icahn Enterprises LP, our principal beneficial stockholder) and certain of his affiliates; and the additional risk factors described in our filings with the Securities and Exchange Commission. We expressly disclaim any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

Leadership Agile Responsive Innovative Dale C. Davies - Sr. Vice President, CFO and Treasurer Chief Financial Officer since June 2008 Vice President Finance from June 2005 - June 2008 30+ years finance and manufacturing experience Director Portfolio Analysis - Solutia, Inc. Corporate Manager Business Analysis - Monsanto Co. James Cowan - President and CEO Chief Executive Officer since April 2009 Executive Vice President and Chief Operating Officer from December 2005 - April 2009 30 years of industry experience President and COO - Maverick Tube Corporation President and CEO - Vallurec & Mannesmann

Our senior operations management team has an average of over 25 years of relevant industry experience Management Team Agile Responsive Innovative Leadership

Cyclical Industry Trends Note: Amounts in 000's Source: Global Insight Freight Car Outlook Agile Responsive Innovative (CHART) Shipments of New Freight Railcars

Industry Trends (CHART) (CHART) (CHART) (CHART) Note: We have built and sold a prototype intermodal railcar and aluminum coal railcar bottom discharge rotary dump, and have the ability to build these products at our railcar manufacturing facilities. Covered Hopper Delivery Trends Tank Railcar Delivery Trends Intermodal Delivery Trends Aluminum Coal Railcar Delivery Trends Agile Responsive Innovative Note: Amounts in 000's Source: Global Insight Freight Car Outlook.

Freight Railcar Market Overview (CHART) Our Company's focus is in the two largest segments of the railcar industry: covered hopper and tank railcars, which accounted for 68% of the new freight railcars delivered in the 12 months ended June 30, 2010. Industry Railcar Backlog as of 6/30/2010 Industry Railcar Deliveries TTM 6/30/2010 Agile Responsive Innovative (CHART) Source: Global Insight Freight Car Outlook.

Key Railcar Markets Hopper Railcars - Second largest product segment of new shipments in the railcar industry. Product offerings include carbon or stainless steel railcars that can carry: Plastic pellet Grain (including DDG) Cement Food service Tank Railcars - Largest product segment of new shipments in the railcar industry. Product offerings include general service or pressurized, coiled, lined and insulated and capable of transporting: Chemicals Propane Ethanol Asphalt Corn Syrup Agile Responsive Innovative

Other Railcar Markets Agile Responsive Innovative Pressureaide(r) Intermodal Well Car Iron Ore Car Mill Gondola Car ROTOFLOW(tm) Coal Car

ARI Today Agile Responsive Innovative ARI's Footprint

Main Facilities Strategic locations Near customers and major rail lines Flexible and vertically integrated facilities Produce multiple railcar types Painting/lining capabilities Rolling mill and fabrication plant Non-union workforce Ability to change manpower quickly to control cost Railcar Components Wheel and axle assembly plant Tank head press Component manufacturing facilities with extensive railcar component product line Aluminum and steel foundry plants Axle Manufacturing Joint Venture (Axis, LLC) Castings Joint Venture (Ohio Castings, LLC) Agile Responsive Innovative Flexible Railcar Manufacturing Plants Component Manufacturing Plants

Preferential Access to Components Vertically integrated supply chain provides ARI cost savings Manufacture valves, discharge outlets, manway covers, and valve body castings for industrial and railroad customers Maintain extensive joint venture and other strategic sourcing arrangements Ohio Castings, LLC (ARI 33% owner) Joint venture that manufactures bolsters, sideframes, couplers, yokes Joint venture is temporarily idle due to low demand for new railcar castings Axis, LLC (ARI 42% owner) Joint venture that manufactures railcar axles Agile Responsive Innovative

Agile Responsive Innovative Freight Railcar Joint Ventures Axis, LLC Axle manufacturing joint venture Produces and ships axles both domestically and internationally ARI owns 42% Located next to ARI's Paragould railcar facility Ohio Castings, LLC Castings Manufacturing Joint Venture Capacity to Produce sideframes, bolsters and other railcar components ARI owns 33% Located in Alliance, Ohio Joint venture is temporarily idle due to low demand for new railcar castings

Agile Responsive Innovative Passenger Railcar Joint Venture US Railcar Company, LLC Passenger Railcar Manufacturing Joint Venture DMUs (Diesel Multiple Units)

International Joint Ventures Amtek Railcar Industries, Private Limited Indian Railcar Manufacturing Joint Venture ARI owns 50% Facility to be constructed Expected first production 3Q-11 Agile Responsive Innovative

Complementary Railcar Services to Diversify Revenue Mix Integrated offering provides ARI with insights into customers' needs and a revenue stream not dependent on railcar production cycle Railcar repair & refurbishment light/heavy railcar repairs exterior painting interior lining and cleaning safety valve testing railcar inspections wheel and axle replacement railcar certification Railcar fleet management services mileage accounting rolling stock taxes regulatory compliance engineering services online service access maintenance planning Corporate Headquarters Full service Shops Mini Shop/Mobile Units Agile Responsive Innovative ARI Railcar Services Offering Repair Locations

Monthly Operation Meetings Shared Best Practices Flexible Mfg. Facilities Internal Source of Components High Quality Products & Services ARI's Key Processes Open communication among executives, management and plant personnel allows for efficient operations and all employees striving to achieve one common goal of providing a high quality product or service that exceeds our customers' expectations. Agile Responsive Innovative

Agile Responsive Innovative Growth History 2006 2007 2008 2009 January IPO Purchase of Custom Steel Fabrication facility at Paragould Capacity expansion at Marmaduke New Flexible railcar production line at Marmaduke became operational Formed Axis, LLC Joint Venture for axle manufacturing Wheel & Axle Assembly Shop begins operation Tank Head Press began operation Formed Joint Venture for India railcar production Record Revenue of $800 million, record EBITDA* and record railcar shipments of nearly 8,000 Sarnia Repair paint and lining shop expansion Longview Repair tank railcar lining shop expansion Start up of Axis, LLC Joint Venture * Please see reconciliation of net earnings to EBITDA on exhibit A.

Objectives and Long-Term Strategies Agile Responsive Innovative

Formed Joint Venture to produce DMUs India Joint Venture construction to begin 2010 Evaluating CIS opportunities Expect to produce DMU railcars India Joint Venture operations start-up expected 2011 Growth Projects Agile Responsive Innovative

2008 Records Revenues Railcar Shipments EBITDA* plus...... Repair Expansions Axis, LLC Joint Venture Tank Head Press Marmaduke Expansion New Car Types Introduced India Joint Venture DMU Joint Venture Potential CIS Opportunities Growth and Cost Reduction Initiatives Agile Responsive Innovative Wheel & Axle Assembly * Please see reconciliation of net earnings to EBITDA on exhibit A.

Agile Responsive Innovative (CHART) Our Financial History Revenue ($mil) Segment Revenue (2009) EBITDA ($mil) * CAPEX (CHART) (CHART) (CHART) *Adjusted to exclude short-term investment activity and stock based compensation expense. Please see reconciliation of net earnings to EBITDA on Exhibit A.

Agile Responsive Innovative (CHART) Quarterly Financial Comparison Revenue ($mil) Segment Revenue (Q2 2010) EBITDA ($mil) * CAPEX (CHART) (CHART) (CHART) *Adjusted to exclude short-term investment activity and stock based compensation expense. Please see reconciliation of net earnings to EBITDA on Exhibit A.

2004 2005 2006 2007 2008 2009 Net (loss) earnings $ 1,921 $ 14,768 $ 35,204 $ 37,264 $ 31,382 $ 15,458 Income tax (benefit) expense 2,191 9,356 20,752 22,104 18,403 6,568 Interest expense 3,667 4,846 1,372 17,027 20,299 20,909 Interest income (4,422) (1,658) (1,504) (13,829) (7,835) (6,613) Depreciation 5,865 6,521 10,674 14,085 20,148 23,405 EBITDA $ 9,222 $ 33,833 $ 66,498 $ 76,651 $ 82,397 $ 59,727 Expense related to stock option compensation $ - $ - $ 8,116 $ 1,628 $ 109 $ - Expense (income) related to stock appreciation rights compensation - - - 299 (47) 1,174 Gain on asset conversion, net - - (4,323) - - - Retirement benefit plan expense - 10,911 - - - - Other (income) loss on short-term investment activity - - - - (3,657) (20,858) Adjusted EBITDA $ 9,222 $ 44,744 $ 70,291 $ 78,578 $ 78,802 $ 40,043 Exhibit A - EBITDA Reconciliation Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Net (loss) earnings $ 2,726 $ 1,132 $ 1,092 $ 10,508 $ (7,023) $ (5,882) Income tax (benefit) expense 1,743 724 (1,223) 5,324 (4,396) (3,683) Interest expense 5,140 5,136 5,286 5,347 5,321 5,319 Interest income (1,183) (1,802) (1,925) (1,703) (730) (769) Depreciation 5,644 5,969 5,864 5,928 5,915 5,986 EBITDA $ 14,070 $ 11,159 $ 9,094 $ 25,404 $ (913) $ 971 Expense (income) related to stock appreciation rights compensation (35) 236 651 322 700 121 Other (income) loss on short-term investment activity 96 (13) (3,115) (17,826) (81) (298) Adjusted EBITDA $ 14,131 $ 11,382 $ 6,630 $ 7,900 $ (294) $ 794 Annual Reconciliation Quarterly Reconciliation In Thousands, unaudited Agile Responsive Innovative

EBITDA represents net (loss) earnings before income tax (benefit) expense, interest expense (income), net of depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net (loss) earnings, cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA represents EBITDA before share based compensation expense related to stock appreciation rights (SARs), and before gains or losses on investments and derivative instruments. We believe that Adjusted EBITDA is useful to investors evaluating our operating performance, and management also uses Adjusted EBITDA for that purpose. Our SARs (which settle in cash) are revalued each quarter based upon changes in our stock price. Management believes that eliminating the expense associated with our stock based compensation, investments and derivatives allows us and our investors to understand better our operating results independent of financial changes caused by the fluctuating price and value of our common stock, investments and derivative instruments. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing our operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net (loss) earnings, cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Exhibit A - EBITDA Reconciliation Agile Responsive Innovative

Key Investment Considerations Increasing International Presence Quality Leader Flexible Manufacturing Established Largest Freight Railcar Segments Skilled Railcar Mfg. Workforce Agile Responsive Innovative Agile Responsive Innovative

INNOVATIVE Agile Responsive Innovative AGILE Responsive A R I